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                                 EXHIBIT 10.42

         SCHEDULE OF DOCUMENTS SUBSTANTIALLY SIMILAR TO EXHIBIT 10.41


1. Loan Modification Agreement dated August 26, 1996 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Selma, Alabama.

2. Loan Modification Agreement dated August 26, 1996 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Florence, Alabama.

3. Loan Modification Agreement dated August 26, 1996 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Albertville, Alabama.

4. Loan Modification Agreement dated August 26, 1996 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Arab, Alabama.

5. Loan Modification Agreement dated August 26, 1996 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Eufaula, Alabama.